Sales revenue	12 Months Ended
Dec. 31, 2023
Sales revenue
Sales revenue

24.Sales revenue

Net revenue presented in income statement is comprised as follows:

12/31/2023
High grade lithium concentrate	177,709
By-product lithium concentrate	3,522
181,231

The Company’s sales of high grade lithium concentrate and by-product lithium concentrate are accounted for on FOB basis. Shipment contracts for the second half of 2023 were entered into with provisional terms and are subject to adjustment depending on the variability of the underlying lithium chemical market prices. As a result, the final value at settlement may differ from initial book value, and changes in said value are monitored in the futures market and any provisional pricing adjustments are recognized as revenue in the statement of loss.

Accounting Policy

The Company’s primarily generates revenue from the sales of spodumene concentrate to customers and recognizes its revenues once all the following conditions are satisfied:

●	Identification of the contract for sale of goods or prevision of services.
●	Identification of the performance obligations.
●	Determination of the contract value.
●	Determination of the value allocated to each performance obligation included int the contract; and
●	At the time performance obligation is completed.

The Company recognizes revenues from sales when control of the product is transferred to customers, which generally occurs, in the case of export sales, when the product is loaded on the ship or delivered in a warehouse under control of the customers.

The export is primarily realized pursuant to the Incoterm Free on Board (“FOB”), under which the performance obligation is satisfied when the products are shipped. Cost, Insurance and Freight (“CIF”) and Cost and Freight (“CFR”) are also regularly assessed. CIF and CFR include sea freight service embedded in the same invoice. In this case, the performance obligation of the sea freight service is considered separately from the shipment of lithium and the Company recognizes revenue from the provision of this service upon delivery of the goods to the destination specified by customers.

Operating revenue from the sale of goods in the regular course of business is measured at the fair value of the consideration entity expects to receive in exchange for the delivery of the goods or services promised to the customers. Accordingly, until the quotational period is closed, the Company’s sales are subject to provisional pricing adjustments and revenues are estimated based on prices of the futures market for lithium expected until the agreed upon settlement date.

For the portion of the Company’s lithium export sales pursuant to the Incoterms “Cost, Insurance and Freight – CIF” and “Cost and Freight – CFR”, the obligation to pay for the goods and the sea freight service, which is embedded in the same invoice, generally arises when the product is loaded on the ship. The Company hires and, in some cases, pays the sea freight service in advance, the amount paid is recognized as an asset, advance to suppliers, until arrival at the port of destination, at which time it is recognized in the Profit and Loss as freight expense.

Concurrently, the Company recognizes the price of the sea freight service, for which it is responsible, as liabilities on Advance from customers, until arrival at the port of destination, at which time the Company fulfills its performance obligation for the sea freight service and, thus, recognizes the revenue for the provision of this service.